Second Quarter 2013

LIVE.
WORK.
SHOP.
Harris Teeter
Your Neighborhood Food Market

Supplemental Operating and Financial Data
Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights Second Quarter 2013

Washington Real Estate Investment Trust ("WRIT") is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, medical office, retail, and multifamily properties and land for development.

WRIT announced the renovation of 7900 Westpark Drive, a 528,000 square foot office complex located in Tysons Corner, Virginia at the corner of Westpark Drive and Jones Branch drive, immediately off the Capital Beltway (I-495) and Route 123. 7900 Westpark Drive is within four city blocks of the Tysons I & II Metro Station, scheduled to open in 2013, and has direct access to the new 495 Express Lanes. Construction is projected to commence in the fourth quarter 2013 and has a total project cost of $35 million.

WRIT had over one million square feet receive the designation LEED® EB during the second quarter of 2013. 925 Corporate Drive and 1000 Corporate Drive in Quantico, Virginia achieved LEED® EB Silver and are the first to achieve LEED® for Existing Building certification in Stafford County, Virginia. Additionally, 2000 M Street in Washington, DC was certified LEED® EB Gold, and 7900 Westpark Drive in Tysons Corner, Virginia was certified LEED® EB Silver.

In the second quarter, 1220 19th Street, located in Washington, DC, received the Apartment and Office Building Association's (AOBA) TOBY (The Outstanding Building of the Year) Award in the Earth category. "Over the past several years we have increased our commitment to renewable energy, to date having six office properties totaling 1.2 million square feet and fourteen office properties totaling 2.3 million square feet designated LEED® EB and Energy Star, respectively," said Brad Cederdahl, Senior Vice President of Property Operations at WRIT. "Our initiative to establish 1220 19th Street as a green building, through renovations and improvements over the past two years has resulted in achieving LEED® EB Gold Certification, and now receiving the TOBY award."

WRIT signed commercial leases totaling 417,615 square feet, including 103,513 square feet of new leases and 314,102 square feet of renewal leases. New leases had an average rental rate increase of 7.0% over expiring lease rates on a GAAP basis, an average lease term of 7.6 years, and total concessions of $55.65 per square foot. Renewal leases had an average rental rate increase of 8.9% over expiring lease rates on a GAAP basis, an average lease term of 5.6 years, and total concessions of $5.41 per square foot.

As of June 30, 2013, WRIT owned a diversified portfolio of 69 properties totaling approximately 8 million square feet of commercial space and 2,540 residential units, and land held for development. These 69 properties consist of 25 office properties, 17 medical office properties, 16 retail centers and 11 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Company Background and Highlights Second Quarter 2013

Net Operating Income Contribution by Sector - Second Quarter 2013

Medical Office,
15.1%
(1.3 million sq ft)
Retail,
21.0%
(2.4 million sq ft)
Multifamily,
15.5%
(2,540 units)
Office,
48.4%
(4.8 million sq ft)
Pharmacy
Harris Teeter

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2012 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
OPERATING RESULTS	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Real estate rental revenue	$78,272	$76,924	$77,071	$77,108	$75,590
Real estate expenses	(27,429)	(27,091)	(25,791)	(26,901)	(25,033)
	50,843	49,833	51,280	50,207	50,557
Real estate depreciation and amortization	(25,582)	(25,524)	(26,131)	(26,127)	(25,227)
Income from real estate	25,261	24,309	25,149	24,080	25,330
Interest expense	(16,152)	(16,518)	(17,411)	(15,985)	(15,470)
Other income	246	239	242	237	252
Acquisition costs	(87)	(213)	(90)	164	(254)
Real estate impairment	—	—	(2,097)	—	—
General and administrative	(4,005)	(3,862)	(4,545)	(3,173)	(4,164)
Income from continuing operations	5,263	3,955	1,248	5,323	5,694
Discontinued operations:
Income from operations of properties sold or held for sale	—	185	310	514	314
Gain on sale of real estate	—	3,195	1,400	3,724	—
Income from discontinued operations	—	3,380	1,710	4,238	314

Net income	5,263	7,335	2,958	9,561	6,008
Less: Net income from noncontrolling interests	—	—	—	—	—
Net income attributable to the controlling interests	$5,263	$7,335	$2,958	$9,561	$6,008
Per Share Data:
Net income	$0.08	$0.11	$0.04	$0.14	$0.09
Fully diluted weighted average shares outstanding	66,556	66,519	66,416	66,379	66,380
Percentage of Revenues:
Real estate expenses	35.0%	35.2%	33.5%	34.9%	33.1%
General and administrative	5.1%	5.0%	5.9%	4.1%	5.5%
Ratios:
Adjusted EBITDA / Interest expense	2.9x	2.8x	2.7x	3.0x	3.1x
Income from continuing operations/Total real estate revenue	6.7%	5.1%	1.6%	6.9%	7.5%
Net income /Total real estate revenue	6.7%	9.5%	3.8%	12.4%	7.9%
Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets (In thousands) (Unaudited)

	6/30/2013		3/31/2013		12/31/2012		9/30/2012		6/30/2012
Assets
Land	$483,198		$483,198		$483,198		$483,198		$483,199
Income producing property	2,003,826		1,988,929		1,979,348		1,966,032		1,953,160
	2,487,024		2,472,127		2,462,546		2,449,230		2,436,359
Accumulated depreciation and amortization	(646,993)		(625,774)		(604,614)		(583,706)		(563,036)
Net income producing property	1,840,031		1,846,353		1,857,932		1,865,524		1,873,323
Development in progress, including land held for development	55,262		52,906		49,135		48,106		45,928
Total real estate held for investment, net	1,895,293		1,899,259		1,907,067		1,913,630		1,919,251
Investment in real estate held for sale, net	—		—		11,528		18,264		27,076
Cash and cash equivalents	5,919		16,743		19,324		68,403		14,367
Restricted cash	10,839		10,804		14,582		19,615		19,632
Rents and other receivables, net of allowance for doubtful accounts	60,100		59,429		57,076		57,704		56,861
Prepaid expenses and other assets	108,591		109,885		114,541		120,486		115,192
Other assets related to properties sold or held for sale	—		—		258		693		1,292
Total assets	$2,080,742		$2,096,120		$2,124,376		$2,198,795		$2,153,671
Liabilities
Notes payable	$846,450		$846,323		$906,190		$906,058		$607,653
Mortgage notes payable	312,211		312,396		342,970		398,511		420,898
Lines of credit	75,000		70,000		—		—		221,000
Accounts payable and other liabilities	51,715		57,523		52,823		54,916		54,304
Advance rents	14,239		15,203		16,096		13,829		15,104
Tenant security deposits	9,899		9,849		9,936		9,771		9,671
Other liabilities related to properties sold or held for sale	—		—		218		4,646		4,826
Total liabilities	1,309,514		1,311,294		1,328,233		1,387,731		1,333,456
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	665		665		664		662		662
Additional paid-in capital	1,147,710		1,146,683		1,145,515		1,143,554		1,142,391
Distributions in excess of net income	(381,623)		(366,821)		(354,122)		(337,151)		(326,714)
Total shareholders' equity	766,752		780,527		792,057		807,065		816,339
Noncontrolling interests in subsidiaries	4,476		4,299		4,086		3,999		3,876
Total equity	771,228		784,826		796,143		811,064		820,215
Total liabilities and equity	$2,080,742		$2,096,120		$2,124,376		$2,198,795		$2,153,671
Total Debt / Total Market Capitalization	0.41	:1	0.40	:1	0.42	:1	0.42	:1	0.40	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Funds from operations(1)
Net income	$5,263	$7,335	$2,958	$9,561	$6,008
Real estate depreciation and amortization	25,582	25,524	26,131	26,127	25,227
Discontinued operations:
Gain on sale of real estate	—	(3,195)	(1,400)	(3,724)	—
Real estate depreciation and amortization	—	—	—	91	364
Funds from operations (FFO)	30,845	29,664	27,689	32,055	31,599
Real estate impairment	—	—	2,097	—	—
Severance expense	266	(183)	1,583	—	—
Acquisition costs	87	213	90	(164)	254
Core FFO (1)	$31,198	$29,694	$31,459	$31,891	$31,853

Allocation to participating securities(2)	(142)	(120)	(93)	(125)	(176)

FFO per share - basic	$0.46	$0.44	$0.42	$0.48	$0.47
FFO per share - fully diluted	$0.46	$0.44	$0.42	$0.48	$0.47
Core FFO per share - fully diluted	$0.47	$0.44	$0.47	$0.48	$0.48

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.43375

Average shares - basic	66,405	66,393	66,273	66,246	66,241
Average shares - fully diluted	66,556	66,519	66,416	66,379	66,380
(1) See "Supplemental Definitions" on page 30 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Funds available for distribution(1)
FFO	$30,845	$29,664	$27,689	$32,055	$31,599
Tenant improvements	(5,918)	(3,975)	(4,901)	(5,216)	(2,357)
Leasing commissions and incentives	(2,342)	(2,606)	(2,334)	(2,144)	(2,122)
Recurring capital improvements	(2,311)	(721)	(1,414)	(1,362)	(2,992)
Straight-line rent, net	(483)	(343)	(738)	(847)	(688)
Non-cash fair value interest expense	255	254	253	216	229
Non-real estate depreciation and amortization	933	958	911	987	948
Amortization of lease intangibles, net	86	41	41	(32)	(3)
Amortization and expensing of restricted share and unit compensation	1,355	1,018	1,842	1,206	1,333
Real estate impairment	—	—	2,097	—	—
Funds available for distribution (FAD)	22,420	24,290	23,446	24,863	25,947
Non-share-based severance expense	—	—	850	—	—
Acquisition costs	87	213	90	(164)	254
Core FAD (1)	$22,507	$24,503	$24,386	$24,699	$26,201

Allocation to participating securities(2)	(142)	(120)	(93)	(125)	(176)

FAD per share - basic	$0.34	$0.36	$0.35	$0.37	$0.39
FAD per share - fully diluted	$0.33	$0.36	$0.35	$0.37	$0.39
Core FAD per share - fully diluted	$0.34	$0.37	$0.37	$0.37	$0.39

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.43375

Average shares - basic	66,405	66,393	66,273	66,246	66,241
Average shares - fully diluted	66,556	66,519	66,416	66,379	66,380
(1)  See "Supplemental Definitions" on page 30 of this supplemental for the definitions of FAD and Core FAD.
(2)  Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Adjusted EBITDA (1)

Net income	$5,263	$7,335	$2,958	$9,561	$6,008
Add:
Interest expense, including discontinued operations	16,152	16,518	17,481	16,049	15,533
Real estate depreciation and amortization, including discontinued operations	25,582	25,524	26,131	26,218	25,591
Income tax expense	24	—	57	17	158
Real estate impairment	—	—	2,097	—	—
Non-real estate depreciation	215	196	131	254	261
Less:
Gain on sale of real estate	—	(3,195)	(1,400)	(3,724)	—
Adjusted EBITDA	$47,236	$46,378	$47,455	$48,375	$47,551

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Balances Outstanding

Secured
Conventional fixed rate	$312,211	$312,396	$342,970	$402,857	$425,268
Unsecured
Fixed rate bonds and notes	846,450	846,323	906,190	906,058	607,653
Credit facility	75,000	70,000	—	—	221,000
Unsecured total	921,450	916,323	906,190	906,058	828,653
Total	$1,233,661	$1,228,719	$1,249,160	$1,308,915	$1,253,921

Average Interest Rates

Secured
Conventional fixed rate	6.1%	6.1%	6.1%	6.0%	5.9%
Unsecured
Fixed rate bonds	4.9%	4.9%	4.9%	4.9%	5.4%
Credit facilities	1.4%	1.4%	—%	—%	1.3%
Unsecured total	4.6%	4.7%	4.9%	4.9%	4.3%
Average	5.0%	5.0%	5.3%	5.3%	4.9%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $3.0 million and $3.6 million, respectively.

Long Term Debt Maturities (in thousands, except average interest rates)
, except per share data)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2013	—	—	—	—
2014	—	100,000	—	100,000	5.3%
2015	18,510	150,000	15,000	183,510	5.1%
2016	132,137	—	60,000	192,137	4.4%
2017	101,866	—	—	101,866	7.3%
2018	—	—	—	—
2019	31,280	—	—	31,280	5.4%
2020	—	250,000	—	250,000	5.1%
2021	—	—	—	—
2022	—	300,000	—	300,000	4.0%
2023	—	—	—	—
Thereafter	—	50,000	—	50,000	7.4%
Scheduled principal payments	$283,793	$850,000	$75,000	$1,208,793	5.0%
Scheduled amortization payments	31,459	—	—	31,459	5.2%
Net discounts/premiums	(3,041)	(3,550)	—	(6,591)
Total maturities	$312,211	$846,450	$75,000	$1,233,661	5.0%
Weighted average maturity =5.8 years

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($100.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended June 30, 2013	Covenant	Quarter Ended June 30, 2013	Covenant	Quarter Ended June 30, 2013	Covenant
% of Total Indebtedness to Total Assets(1)	43.6%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.0	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	11.0%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.5	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$861.4 million	≥ $673.4 million	$862.6 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	50.7%	≤ 60.0%	50.7%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	12.1%	≤ 35.0%	12.1%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.67	≥ 1.50	2.67	≥ 1.50
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.29	≥ 1.67	2.29	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	3.44	≥ 2.00	3.44	≥ 2.00
Ratio of Investments(8) to Gross Asset Value(5)	N/A	N/A	3.4%	≤ 15.0%	3.4%	≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.50% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter.

(8) Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	6/30/2013		3/31/2013		12/31/2012		9/30/2012		6/30/2012
Market Data

Shares Outstanding	66,500		66,485		66,437		66,325		66,321
Market Price per Share	$26.91		$27.84		$26.15		$26.82		$28.45
Equity Market Capitalization	$1,789,515		$1,850,942		$1,737,328		$1,778,837		$1,886,832

Total Debt	$1,233,661		$1,228,719		$1,249,160		$1,308,915		$1,253,921
Total Market Capitalization	$3,023,176		$3,079,661		$2,986,488		$3,087,752		$3,140,753

Total Debt to Market Capitalization	0.41	:1	0.40	:1	0.42	:1	0.42	:1	0.40	:1

Earnings to Fixed Charges(1)	1.3x		1.2x		1.0x		1.3x		1.3x
Debt Service Coverage Ratio(2)	2.8x		2.7x		2.6x		2.8x		2.8x

Dividend Data

Total Dividends Paid	$20,065		$20,034		$19,928		$19,998		$28,772
Common Dividend per Share	$0.30		$0.30		$0.30		$0.30		$0.43375
Payout Ratio (Core FFO per share basis)	63.8%		68.2%		63.8%		62.5%		90.4%
Payout Ratio (Core FAD per share basis)	88.2%		81.1%		81.1%		81.1%		111.2%
Payout Ratio (FAD per share basis)	90.9%		83.3%		85.7%		81.1%		111.2%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Growth 2013 vs. 2012

	Three Months Ended June 30, (1)
	2013	2012	% Change	Rental Rate Growth
Cash Basis:
Multifamily	$7,755	$7,804	(0.6)%	3.8%
Office Buildings	23,770	24,054	(1.2)%	2.5%
Medical Office Buildings	7,105	7,068	0.5%	1.9%
Retail Centers	10,811	10,782	0.3%	4.6%
Overall Same-Store Portfolio (1)	$49,441	$49,708	(0.5)%	3.0%

GAAP Basis:
Multifamily	$7,893	$7,998	(1.3)%	3.8%
Office Buildings	23,708	24,224	(2.1)%	1.7%
Medical Office Buildings	7,490	7,253	3.3%	1.4%
Retail Centers	10,698	10,940	(2.2)%	4.1%
Overall Same-Store Portfolio (1)	$49,789	$50,415	(1.2)%	2.4%

(1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston
Medical Office - 19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)
Held for sale and sold properties:
Office - 1700 Research Boulevard and the Atrium Building
Medical Office - Plumtree Medical Center

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2013
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,399	$38,200	$10,654	$14,281	$—	$76,534
Non same-store - acquired and in development (1)	—	1,382	356	—	—	1,738
Total	13,399	39,582	11,010	14,281	—	78,272
Real estate expenses
Same-store portfolio	5,506	14,492	3,164	3,583	—	26,745
Non same-store - acquired and in development (1)	—	532	152	—	—	684
Total	5,506	15,024	3,316	3,583	—	27,429
Net Operating Income (NOI)
Same-store portfolio	7,893	23,708	7,490	10,698	—	49,789
Non same-store - acquired and in development (1)	—	850	204	—	—	1,054
Total	$7,893	$24,558	$7,694	$10,698	$—	$50,843

Same-store portfolio NOI GAAP basis (from above)	$7,893	$23,708	$7,490	$10,698	$—	$49,789
Straight-line revenue, net for same-store properties	—	(177)	(342)	137	—	(382)
FAS 141 Min Rent	(138)	52	(58)	(82)	—	(226)
Amortization of lease intangibles for same-store properties	—	187	15	58	—	260
Same-store portfolio NOI, cash basis	$7,755	$23,770	$7,105	$10,811	$—	$49,441
Reconciliation of NOI to net income
Total NOI	$7,893	$24,558	$7,694	$10,698	—	$50,843
Depreciation and amortization	(2,967)	(14,995)	(3,927)	(3,407)	(286)	(25,582)
General and administrative	—	—	—	—	(4,005)	(4,005)
Interest expense	(1,687)	(2,569)	(328)	(270)	(11,298)	(16,152)
Other income	—	—	—	—	246	246
Acquisition costs	—	—	—	—	(87)	(87)
Net income (loss)	3,239	6,994	3,439	7,021	(15,430)	5,263
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$3,239	$6,994	$3,439	$7,021	$(15,430)	$5,263
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2012
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,096	$37,317	$10,814	$13,970	$—	$75,197
Non same-store - acquired and in development (1)	—	134	259	—	—	393
Total	13,096	37,451	11,073	13,970	—	75,590

Real estate expenses
Same-store portfolio	5,098	13,093	3,561	3,030	—	24,782
Non same-store - acquired and in development (1)	—	82	169	—	—	251
Total	5,098	13,175	3,730	3,030	—	25,033

Net Operating Income (NOI)
Same-store portfolio	7,998	24,224	7,253	10,940	—	50,415
Non same-store - acquired and in development (1)	—	52	90	—	—	142
Total	$7,998	$24,276	$7,343	$10,940	$—	$50,557

Same-store portfolio NOI GAAP basis (from above)	$7,998	$24,224	$7,253	$10,940	$—	$50,415
Straight-line revenue, net for same-store properties	(3)	(417)	(109)	(120)	—	(649)
FAS 141 Min Rent	(191)	107	(88)	(86)	—	(258)
Amortization of lease intangibles for same-store properties	—	140	12	48	—	200
Same-store portfolio NOI, cash basis	$7,804	$24,054	$7,068	$10,782	$—	$49,708

Reconciliation of NOI to net income
Total NOI	$7,998	$24,276	$7,343	$10,940	—	$50,557
Depreciation and amortization	(3,164)	(14,352)	(3,874)	(3,560)	(277)	(25,227)
General and administrative	—	—	—	—	(4,164)	(4,164)
Interest expense	(1,695)	(3,037)	(1,098)	(596)	(9,044)	(15,470)
Other income	—	—	—	—	252	252
Acquisition costs	—	—	—	—	(254)	(254)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	299	15	—	—	314
Net income (loss)	3,139	7,186	2,386	6,784	(13,487)	6,008
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$3,139	$7,186	$2,386	$6,784	$(13,487)	$6,008
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

WRIT Portfolio			WRIT Portfolio
Maryland/Virginia/DC			Inside & Outside the Beltway

	Percentage of GAAP NOI			Percentage of GAAP NOI
	Q2 2013	YTD 2013		Q2 2013	YTD 2013
DC			Inside the Beltway
Multifamily	3.5%	3.7%	Multifamily	14.6%	14.8%
Office	18.6%	18.8%	Office	29.0%	29.2%
Medical Office	1.9%	1.8%	Medical Office	3.2%	3.0%
Retail	0.8%	0.8%	Retail	6.1%	6.1%
	24.8%	25.1%		52.9%	53.1%
Maryland			Outside the Beltway
Multifamily	2.4%	2.4%	Multifamily	0.9%	0.9%
Office	8.9%	9.0%	Office	19.4%	19.7%
Medical Office	3.6%	3.6%	Medical Office	11.9%	11.5%
Retail	14.9%	14.8%	Retail	14.9%	14.8%
	29.8%	29.8%		47.1%	46.9%
Virginia
Multifamily	9.6%	9.7%	Total Portfolio	100.0%	100.0%
Office	20.9%	20.8%
Medical Office	9.6%	9.3%
Retail	5.3%	5.3%
	45.4%	45.1%

Total Portfolio	100.0%	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Multifamily	93.1%	93.8%	94.1%	94.8%	94.8%
Office Buildings	86.3%	85.4%	84.9%	86.3%	86.0%
Medical Office	87.8%	88.4%	89.1%	88.0%	89.7%
Retail Centers	93.2%	92.4%	91.2%	92.8%	93.3%

Overall Portfolio	89.5%	89.1%	88.7%	89.8%	89.9%

	Physical Occupancy - All Properties
Sector	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Multifamily	93.1%	93.8%	94.1%	94.8%	94.8%
Office Buildings	86.3%	85.4%	84.5%	86.2%	85.8%
Medical Office	84.8%	85.2%	85.6%	85.0%	86.4%
Retail Centers	93.2%	92.4%	91.2%	92.8%	93.3%

Overall Portfolio	89.1%	88.6%	88.1%	89.2%	89.3%

(1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston
Medical Office - 19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)
Held for sale and sold properties:
Office - 1700 Research Boulevard and the Atrium Building
Medical Office - Plumtree Medical Center

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Multifamily	92.7%	93.1%	93.5%	94.1%	94.1%
Office Buildings	86.8%	86.0%	86.6%	87.3%	87.2%
Medical Office Buildings	89.1%	89.7%	91.0%	91.6%	92.3%
Retail Centers	92.8%	91.6%	92.9%	94.3%	93.7%

Overall Portfolio	89.2%	88.7%	89.5%	90.3%	90.2%

	Economic Occupancy - All Properties
Sector	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Multifamily	92.7%	93.1%	93.5%	94.1%	94.1%
Office Buildings	86.5%	85.6%	86.0%	87.1%	87.1%
Medical Office Buildings	87.2%	87.6%	88.7%	89.3%	90.0%
Retail Centers	92.8%	91.6%	92.9%	94.3%	93.7%

Overall Portfolio	88.7%	88.2%	88.8%	89.8%	89.8%

(1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston
Medical Office - 19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)
Held for sale and sold properties:
Office - 1700 Research Boulevard and the Atrium Building
Medical Office - Plumtree Medical Center

Disposition Summary June 30, 2013 ($'s in thousands)
0, 2012

Disposition Summary
	Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
The Atrium Building	March 19, 2013	Office	79,000	$15,750	$3,195

Development/Re-Development Summary June 30, 2013 ($'s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cost	Cash Cost to Date	Draws on Construction Loan to Date	Anticipated Construction Completion Date
Development Summary
650 N. Glebe Road, Arlington, VA	163 units & 2,200 square foot retail	$49,904	$19,904	$371	fourth quarter 2014

Re-Development Summary
7900 Westpark Drive, McLean, VA	528,000 square foot	$35,000	$971	N/A	first quarter 2015

Commercial Leasing Summary - New Leases

	2nd Quarter 2013		1st Quarter 2013			4th Quarter 2012		3rd Quarter 2012		2nd Quarter 2012
Gross Leasing Square Footage
Office Buildings	94,191		65,566			76,252		46,351		73,877
Medical Office Buildings	3,082		15,629			15,083		17,105		11,334
Retail Centers	6,240		46,100			14,419		7,857		45,584
Total	103,513		127,295		127,295	105,754		71,313		130,795
Weighted Average Term (yrs)
Office Buildings	7.8		8.5			8.6		6.6		7.9
Medical Office Buildings	5.4		7.2			9.3		9.1		8.4
Retail Centers	7.1		7.3			8.0		8.4		9.0
Total	7.6		7.9			8.6		7.4		8.3

Rental Rate Increases:	GAAP	CASH	GAAP	CASH		GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$28.28	$29.07	$29.14	$30.36		$30.72	$31.19	$32.63	$33.45	$33.73	$35.06
Medical Office Buildings	31.53	34.17	33.53	35.53		30.85	32.40	26.10	26.59	32.81	35.85
Retail Centers	31.31	31.71	10.26	10.26		18.49	18.59	21.39	21.74	26.27	26.45
Total	$28.56	$29.38	$22.84	$23.72		$29.22	$29.79	$29.83	$30.51	$31.05	$32.13

Rate on new leases
Office Buildings	$30.34	$27.53	$31.96	$28.86		$35.41	$31.66	$37.20	$33.72	$41.78	$37.91
Medical Office Buildings	30.97	29.12	36.67	33.94		31.30	27.69	27.46	24.79	37.64	33.44
Retail Centers	33.54	31.98	19.12	19.04		16.74	15.35	33.21	30.17	26.98	24.91
Total	$30.55	$27.84	$27.89	$25.93		$32.61	$29.22	$34.43	$31.18	$36.26	$32.99

Percentage Increase
Office Buildings	7.3%	(5.3)%	9.7%	(4.9)%		15.3%	1.5%	14.0%	0.8%	23.9%	8.1%
Medical Office Buildings	(1.8)%	(14.8)%	9.4%	(4.5)%		1.5%	(14.5)%	5.2%	(6.8)%	14.7%	(6.7)%
Retail Centers	7.1%	0.8%	86.3%	85.5%		(9.5)%	(17.4)%	55.2%	38.8%	2.7%	(5.8)%
Total	7.0%	(5.3)%	22.1%	9.3%		11.6%	(1.9)%	15.4%	2.2%	16.8%	2.7%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft		Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$3,285,080	$34.88	$2,941,901	$44.87		$3,186,650	$41.79	$1,858,979	$40.11	$3,703,963	$50.14
Medical Office Buildings	67,248	21.82	513,774	32.87		652,831	43.28	863,148	50.46	558,491	49.28
Retail Centers	119,800	19.20	2,307,500	50.05		168,500	11.69	120,000	15.27	1,436,054	31.50
Subtotal	$3,472,128	$33.55	$5,763,175	$45.27		$4,007,981	$37.90	$2,842,127	$39.85	$5,698,508	$43.57
Leasing Commissions and Incentives
Office Buildings	$2,173,271	$23.08	$2,041,020	$31.13		$1,569,078	$20.58	$1,113,305	$24.02	$2,569,373	$34.78
Medical Office Buildings	42,827	13.90	223,311	14.29		327,649	21.72	212,409	12.42	155,136	13.69
Retail Centers	71,769	11.50	303,796	6.59		64,839	4.50	72,182	9.19	215,503	4.73
Subtotal	$2,287,867	$22.10	$2,568,127	$20.18		$1,961,566	$18.55	$1,397,896	$19.60	$2,940,012	$22.48
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$5,458,351	$57.96	$4,982,921	$76.00		$4,755,728	$62.37	$2,972,284	$64.13	$6,273,336	$84.92
Medical Office Buildings	110,075	35.72	737,085	47.16		980,480	65.00	1,075,557	62.88	713,627	62.97
Retail Centers	191,569	30.70	2,611,296	56.64		233,339	16.19	192,182	24.46	1,651,557	36.23
Total	$5,759,995	$55.65	$8,331,302	$65.45		$5,969,547	$56.45	$4,240,023	$59.45	$8,638,520	$66.05

Commercial Leasing Summary - Renewal Leases

	2nd Quarter 2013		1st Quarter 2013		4th Quarter 2012		3rd Quarter 2012		2nd Quarter 2012
Gross Leasing Square Footage
Office Buildings	92,245		192,943		76,772		99,101		44,425
Medical Office Buildings	49,383		21,294		27,997		26,661		20,477
Retail Centers	172,474		46,124		59,969		24,269		51,742
Total	314,102		260,361		164,738		150,031		116,644
Weighted Average Term (yrs)
Office Buildings	3.5		2.7		3.9		3.9		4.0
Medical Office Buildings	10.4		5.0		6.2		5.5		4.4
Retail Centers	5.3		4.8		5.0		3.5		5.5
Total	5.6		3.3		4.7		4.1		4.8

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$30.72	$32.10	$29.74	$31.56	$29.50	$30.46	$32.51	$34.52	$30.45	$32.60
Medical Office Buildings	31.60	34.20	37.92	40.11	34.83	37.61	35.00	36.98	36.81	39.61
Retail Centers	7.78	7.89	28.27	29.13	19.73	19.97	39.16	40.36	15.86	16.48
Total	$18.27	$19.14	$30.15	$31.83	$26.85	$27.85	$34.03	$35.90	$24.57	$26.11

Rate on new leases
Office Buildings	$32.51	$31.62	$31.81	$31.40	$31.94	$30.90	$35.95	$34.43	$33.80	$32.25
Medical Office Buildings	35.23	32.72	39.34	37.20	37.04	34.30	37.04	34.56	39.15	37.29
Retail Centers	8.74	8.53	30.40	29.32	21.48	21.15	42.86	41.65	18.00	16.83
Total	$19.88	$19.11	$32.18	$31.51	$29.00	$27.93	$37.26	$35.62	$27.20	$25.78

Percentage Increase
Office Buildings	5.8%	(1.5)%	7.0%	(0.5)%	8.3%	1.5%	10.6%	(0.3)%	11.0%	(1.1)%
Medical Office Buildings	11.5%	(4.3)%	3.7%	(7.2)%	6.4%	(8.8)%	5.9%	(6.6)%	6.3%	(5.9)%
Retail Centers	12.3%	8.1%	7.5%	0.7%	8.9%	6.0%	9.5%	3.2%	13.5%	2.1%
Total	8.9%	(0.1)%	6.7%	(1.0)%	8.0%	0.3%	9.5%	(0.8)%	10.7%	(1.3)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$565,393	$6.12	$1,035,279	$5.37	$801,452	$10.44	$1,155,918	$11.66	$575,040	$12.94
Medical Office Buildings	639,396	12.94	189,280	8.89	520,981	18.61	347,034	13.02	225,037	10.99
Retail Centers	65,261	0.38	—	—	—	—	—	—	33,000	0.64
Subtotal	$1,270,050	$4.04	$1,224,559	$4.70	$1,322,433	$8.03	$1,502,952	$10.02	$833,077	$7.14
Leasing Commissions and Incentives
Office Buildings	$220,889	$2.40	$454,823	$2.35	$377,421	$4.92	$1,047,935	$10.57	$285,263	$6.42
Medical Office Buildings	125,662	2.55	125,097	5.87	290,596	10.38	219,670	8.24	76,987	3.76
Retail Centers	82,993	0.48	75,176	1.63	29,104	0.49	23,021	0.95	41,593	0.80
Subtotal	$429,544	$1.37	$655,096	$2.52	$697,121	$4.23	$1,290,626	$8.60	$403,843	$3.46
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$786,282	$8.52	$1,490,102	$7.72	$1,178,873	$15.36	$2,203,853	$22.23	$860,303	$19.36
Medical Office Buildings	765,058	15.49	314,377	14.76	811,577	28.99	566,704	21.26	302,024	14.75
Retail Centers	148,254	0.86	75,176	1.63	29,104	0.49	23,021	0.95	74,593	1.44
Total	$1,699,594	$5.41	$1,879,655	$7.22	$2,019,554	$12.26	$2,793,578	$18.62	$1,236,920	$10.60

10 Largest Tenants - Based on Annualized Rent June 30, 2013

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	24	5.15%	210,354	2.96%
Advisory Board Company	1	71	2.93%	180,925	2.55%
Booz Allen Hamilton, Inc.	1	31	2.38%	222,989	3.14%
Engility Corporation	1	51	2.27%	140,400	1.98%
INOVA Health System	7	39	2.00%	109,832	1.55%
Patton Boggs LLP	1	46	2.12%	110,566	1.56%
Sunrise Assisted Living, Inc.	1	12	1.68%	115,289	1.62%
General Services Administration	4	57	1.34%	66,170	0.93%
General Dynamics	2	12	1.23%	88,359	1.25%
Epstein, Becker & Green, P.C.	1	42	1.15%	53,427	0.75%
Total/Weighted Average		39	22.25%	1,298,311	18.29%

Industry Diversification June 30, 2013

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$70,867,396	32.24%	2,193,454	30.35%
Ambulatory Health Care Services	39,808,192	18.11%	1,144,071	15.83%
Credit Intermediation and Related Activities	17,486,417	7.95%	335,595	4.64%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	9,381,544	4.27%	270,769	3.75%
Food Services and Drinking Places	8,309,728	3.78%	265,412	3.67%
Executive, Legislative, and Other General Government Support	6,193,376	2.82%	179,925	2.49%
Educational Services	6,123,244	2.79%	202,416	2.80%
Food and Beverage Stores	5,647,393	2.57%	313,061	4.33%
Administrative and Support Services	4,443,097	2.02%	122,337	1.69%
Nursing and Residential Care Facilities	3,847,552	1.75%	121,649	1.68%
Health and Personal Care Stores	3,589,866	1.63%	105,454	1.46%
Broadcasting (except Internet)	3,270,153	1.49%	89,702	1.24%
Miscellaneous Store Retailers	3,113,922	1.42%	169,038	2.34%
Sporting Goods, Hobby, Book, and Music Stores	3,037,386	1.38%	194,094	2.69%
Furniture and Home Furnishings Stores	3,002,949	1.37%	151,672	2.10%
Electronics and Appliance Stores	2,927,461	1.33%	166,290	2.30%
Personal and Laundry Services	2,858,792	1.30%	88,449	1.22%
Clothing and Clothing Accessories Stores	2,785,831	1.27%	139,623	1.93%
Amusement, Gambling, and Recreation Industries	1,982,321	0.90%	99,338	1.37%
Hospitals	1,915,033	0.87%	50,376	0.70%
General Merchandise Stores	1,875,727	0.85%	221,503	3.07%
Publishing Industries (except Internet)	1,545,824	0.70%	53,142	0.74%
Real Estate	1,438,929	0.66%	44,374	0.61%
Telecommunications	1,349,030	0.61%	36,127	0.50%
Printing and Related Support Activities	1,207,035	0.55%	48,775	0.68%
Computer and Electronic Product Manufacturing	1,203,873	0.55%	41,689	0.58%

Industry Diversification (continued) June 30, 2013

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	1,202,287	0.55%	41,231	0.57%
Merchant Wholesalers, Durable Goods	860,016	0.39%	45,750	0.63%
Construction of Buildings	778,617	0.35%	28,912	0.40%
Insurance Carriers and Related Activities	681,284	0.31%	23,173	0.32%
Social Assistance	593,818	0.27%	19,241	0.27%
Transportation Equipment Manufacturing	526,793	0.24%	19,864	0.28%
Motor Vehicle and Parts Dealers	479,633	0.22%	30,031	0.42%
Merchant Wholesalers, Nondurable Goods	453,827	0.21%	27,786	0.38%
Other	5,054,896	2.28%	143,289	1.97%
Total	219,843,242	100.00%	7,227,612	100.00%

Lease Expirations June 30, 2013

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2013	46	132,096	3.20%	$4,376,185	$33.13	2.84%
2014	101	871,812	21.10%	29,984,844	34.39	19.45%
2015	94	567,655	13.74%	23,135,548	40.76	15.01%
2016	92	591,917	14.33%	18,781,116	31.73	12.19%
2017	70	512,695	12.41%	20,171,086	39.34	13.09%
2018 and thereafter	196	1,454,756	35.22%	57,687,726	39.65	37.42%
	599	4,130,931	100.00%	$154,136,505	37.31	100.00%
Medical Office:
2013	29	80,308	7.32%	$2,851,462	35.51	6.42%
2014	57	163,483	14.90%	6,419,951	39.27	14.46%
2015	32	88,185	8.04%	3,559,891	40.37	8.02%
2016	45	143,467	13.08%	5,649,920	39.38	12.72%
2017	44	133,359	12.15%	5,414,278	40.60	12.19%
2018 and thereafter	125	488,484	44.51%	20,509,316	41.99	46.19%
	332	1,097,286	100.00%	$44,404,818	40.47	100.00%
Retail:
2013	27	142,117	6.79%	$2,436,833	17.15	5.26%
2014	45	150,238	7.18%	3,405,724	22.67	7.36%
2015	47	344,561	16.46%	6,910,034	20.05	14.93%
2016	25	199,264	9.52%	4,199,335	21.07	9.07%
2017	37	230,273	11.00%	6,305,203	27.38	13.62%
2018 and thereafter	107	1,027,401	49.05%	23,041,349	22.43	49.76%
	288	2,093,854	100.00%	$46,298,478	22.11	100.00%
Total:
2013	102	354,521	4.84%	$9,664,480	27.26	3.95%
2014	203	1,185,533	16.19%	39,810,519	33.58	16.26%
2015	173	1,000,401	13.66%	33,605,473	33.59	13.73%
2016	162	934,648	12.77%	28,630,371	30.63	11.69%
2017	151	876,327	11.97%	31,890,567	36.39	13.03%
2018 and thereafter	428	2,970,641	40.57%	101,238,391	34.08	41.34%
	1,219	7,322,071	100.00%	$244,839,801	33.44	100.00%
Note: Lease expiration data exclude properties classified as sold or held for sale.
* Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties June 30, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000
51 Monroe Street	Rockville, MD	1979	1975	220,000
515 King Street	Alexandria, VA	1992	1966	75,000
6110 Executive Boulevard	Rockville, MD	1995	1971	203,000
1220 19th Street	Washington, DC	1995	1976	104,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	168,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	528,000
600 Jefferson Plaza	Rockville, MD	1999	1985	114,000
Wayne Plaza	Silver Spring, MD	2000	1970	96,000
Courthouse Square	Alexandria, VA	2000	1979	115,000
One Central Plaza	Rockville, MD	2001	1974	266,000
1776 G Street	Washington, DC	2003	1979	263,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	138,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	277,000
Monument II	Herndon, VA	2007	2000	207,000
Woodholme Center	Pikesville, MD	2007	1989	74,000
2000 M Street	Washington, DC	2007	1971	228,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000
1227 25th Street	Washington, DC	2011	1988	132,000
Braddock Metro Center	Alexandria, VA	2011	1985	345,000
John Marshall II	Tysons Corner, VA	2011	1996/2010	223,000
Fairgate at Ballston	Arlington, VA	2012	1988	142,000
Subtotal				4,763,000

Schedule of Properties (continued) June 30, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	73,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	89,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	52,000
Alexandria Professional Center	Alexandria, VA	2006	1968	115,000
9707 Medical Center Drive	Rockville, MD	2006	1994	39,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
15005 Shady Grove Road	Rockville, MD	2006	2002	51,000
2440 M Street	Washington, DC	2007	1986/2006	113,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	128,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	74,000
CentreMed I & II	Centreville, VA	2007	1998	53,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)	Leesburg, VA	2009	2009	87,000
Subtotal				1,290,000

Schedule of Properties (continued) June 30, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee Shopping Center	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	197,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	223,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000
Subtotal				2,449,000

Multifamily Buildings / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
Subtotal (2,540 units)				2,137,000

TOTAL				10,639,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions June 30, 2013

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) severance expense related to corporate reorganization and related to the CEO's retirement and (4) property impairments not already excluded from FFO, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to the CEO's retirement not already excluded from FAD and (4) property impairments not already excluded from FAD, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.
Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.
Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.